UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      APRIL 11, 2005
                                                       -------------------------


                               IWO HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                333-39746                                14-1818487
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        (Commission File Number)              (IRS Employer Identification No.)


           52 CORPORATE CIRCLE
            ALBANY, NEW YORK                               12203
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (518) 862-6000
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  Independent Wireless One Corporation (the "Company"), a subsidiary of IWO Holdings, Inc., entered into the following agreements with Lucent Technologies Inc. ("Lucent"): Affiliate Agreement (the "Affiliate Agreement") dated April 11, 2005, as amended and supplemented by a letter agreement dated April 11, 2005 (collectively, the "Agreement").

                  The Agreement confirms Lucent's acceptance of the Company as an affiliate of SprintCom Equipment Company, L.P. ("Sprint") under Sprint's procurement and services contract with Lucent (the "Sprint Contract"), and qualifies the Company to purchase products and services from Lucent at the most recent pricing levels made available to Sprint and its affiliates under the Sprint Contract. The Agreement provides that the Company will purchase from Lucent equipment, software and services related to personal communications services ("PCS"), including products and services required to complete migration of micro-cell base stations to Lucent Flexent base stations and/or modcell base stations, and to expand the coverage and capacity of the Company's network. Prior to completion of the Company's restructuring and transition to new management, the Company had been operating under a 1999 contract that is no longer effective. This Agreement brings the Company up-to-date with the contractual terms offered to other Sprint affiliates under the Sprint contract, and recognizes the Company as a separately approved business entity for purposes of future purchases of Lucent products and services.

                  The Agreement also provides that the Company with the opportunity to receive certain pricing incentives through 2006, in connection with its planned replacement of Lucent MicroCell base station equipment throughout the Company's PCS network. Under the terms of the agreement, the Company has agreed to migrate all Lucent MicroCell equipment to Lucent Flexent Modcell 4.0 BTS base station equipment. Pricing incentives are subject to the Company's commitment to: (i) purchase modcell equipment to upgrade all of its micro-cell sites by June 30, 2006, install such modcell equipment by September 1, 2006 and continue to use such modcell equipment for at least two years from the date of installation; (ii) purchase an additional amount of certain Lucent products and services related to wireless networks and base stations between November 1, 2004 and December 31, 2006; and (iii) continue to purchase certain installation services from Lucent at existing terms.

                  The Agreement also provides that: (i) Lucent will notify the Company prior to discontinuing accepting orders for products under the Agreement; (ii) Lucent and the Company will agree upon a transition plan with respect to any such discontinuance; and (iii) the Company will receive certain price discounts when purchasing replacement products. The Agreement will remain in effect while the Company continues to be an affiliate of Sprint under the Sprint Contract.

                  The Agreement is effective as of April 11, 2005. Terms and conditions concerning the Agreement are to be kept confidential, pursuant to the Agreement.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         IWO HOLDINGS, INC.


                                         By: /s/ Michael E. Cusack
                                             ----------------------------------
                                             Michael E. Cusack
                                             Vice President and General Counsel


Date: June 6, 2005


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